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                                                                    Exhibit 23.3




               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 26, 1998 (Global TeleSystems Group, Inc.), in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-52735) and related Prospectus of Global TeleSystems Group, Inc., dated on or about
June 9, 1998.

                                        /s/ Ernst & Young LLP

Vienna, Virginia
June 5, 1998